UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 28, 2006

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (732) 548-0101

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On August 28, 2006, Hanover Capital Mortgage Holdings, Inc. (the “Company”) and Merrill Lynch International entered into a warehouse agreement for up to a $125 million warehousing facility (the “Warehouse Agreement), for the purpose of enhancing the Company’s liquidity. The warehousing facility will enable the Company to acquire a diversified portfolio of mezzanine grade asset-backed securities, and certain other investments and assets in anticipation of the possible formation and issuance of a Collateralized Debt Obligation (CDO).
A copy of the Agreement is attached as Exhibit 10.38.6 hereto and incorporated herein by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.
10.38.6	Warehouse Agreement between Merrill Lynch International and Hanover Capital Mortgage Holdings, Inc., dated as of August 28, 2006.

[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: September 1, 2006	By:	/s/ Harold F. McElraft
Harold F. McElraft,
Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.38.6	Warehouse Agreement between Merrill Lynch International and Hanover Capital Mortgage Holdings, Inc., dated as of August 28, 2006

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